UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January     , 2010

Towers Watson & Co.

(Exact name of registrant as specified in its charter)

Delaware	333-161705	27-0676603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 725-7550

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 25, 2010, Towers Watson & Co. (the “Company,” or “Towers Watson”) hosted an analyst call providing consolidated guidance for the remainder of fiscal 2010. The Company also discussed preliminary quarterly financial results for the period ending December 31, 2009, for Watson Wyatt Worldwide, Inc., now known as Towers Watson Delaware Inc. and preliminary financial results for  the six month period ended December 31, 2009, for Towers, Perrin, Forster & Crosby, Inc., now known as Towers Watson Pennsylvania Inc. The transcript of the analyst call is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 of this Current Report on Form 8-K is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of analyst call

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERS WATSON & CO.
(Registrant)

Date: January 27, 2010
	By:	/s/ Roger F. Millay
	Name:	Roger F. Millay
	Title:	Chief Financial Officer

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